UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

BB LIQUIDATING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Ross Avenue, Suite 2100 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 438-1000

Blockbuster Inc.

1201 Elm Street

Dallas, TX 75270

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on September 23, 2010, Blockbuster Inc. (the “Company”) and certain of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) case number 10-14997.

On April 6, 2011, BB Liquidating Inc. (f/k/a Blockbuster Inc.) (the “Parent”) and its debtor affiliates (collectively, the “Debtors”) entered into a Purchase and Sale Agreement (as amended and restated on April 20, 2011, the “Purchase Agreement”) with DISH Network Corporation (“DISH”). Pursuant to the Purchase Agreement, DISH agreed to purchase substantially all of the Debtors’ assets (the “Asset Sale”). On April 26, 2011, the Asset Sale closed, whereupon DISH acquired all of the rights, title and interests in and to the Debtors’ assets, including, without limitation, the “Blockbuster” trade name.

As a result of the Asset Sale, the Debtors have no further business operations nor assets to liquidate. DISH is the current owner of the “Blockbuster” brand, inclusive of its ongoing retail, internet, and by-mail distribution channels. It is the Debtors’ understanding that such ongoing business operations are being managed by Blockbuster L.L.C. (“New Blockbuster”), which is an affiliate of DISH and a non-debtor entity. Accordingly, all inquiries concerning the ongoing business of New Blockbuster should be directed to DISH and the success or failure of New Blockbuster will have no impact on the recoveries anticipated in these chapter 11 cases for either creditors or equity interest holders of the Debtors.

None of the publicly owned stocks issued by Parent prior to the commencement of these chapter 11 cases, including its Class A and Class B common stock, which are currently trading on the OTCQB under the symbols BLOAQ and BLOBQ, respectively, are or will become securities in DISH or New Blockbuster, which are independent, non-debtor companies.

The Parent is currently in the process of changing the trading symbols for the Class A and Class B shares to maintain consistency with the change of the Parent’s name to BB Liquidating Inc.

As detailed in Parent’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on July 12, 2011, the Debtors continue to remind investors of their strong belief that there will be no value for the common shareholders in the bankruptcy liquidation process, even under the most optimistic of scenarios. Shareholders of a company in chapter 11 generally receive value only if all claims of the company’s secured and unsecured creditors are fully satisfied. In these cases, because the Asset Sale proceeds are significantly less than the Debtors’ administrative liabilities, the Debtors anticipate that Parent shareholders will receive no value for their shares of its common and preferred stock. Accordingly, even though the Parent’s common stock continues to be quoted on the pink sheets, it has no value and Parent’s shareholders should not view the trading activity of its common stock on the Pink Sheets or any other market or trading platform as being indicative of the value Parent’s shareholders will receive as part of the chapter 11 cases or in connection with any subsequent chapter 7 liquidation.

Shareholders should review the investor alerts issued by the Securities and Exchange Commission and the Financial Industry Regulatory Authority (FINRA) at www.finra.org:

FINRA Alert - Investing in a Bankrupt Company: A High Risk Venture

SEC Investor Alert

At this time, the Debtors are focused on the efficient and expeditious wind down of their chapter 11 estates. Once the Debtors conclude their wind down efforts, the Debtors anticipate seeking dissolution of their corporate existence and canceling the shares of any common and preferred stock issued by the Parent. A notice similar to this filing as well as all documents related to the Asset Sale can be found on the webpage for Kurtzman Carson Consultants, the Debtors’ notice and service agent (www.kccllc.com).

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors. Important factors that should be considered as potentially causing actual results to differ from those contemplated by forward-looking statements include, but are not limited to (i) the fact that we are currently not conducting business operations and will have no operations in the future; (ii) we are currently winding up the Parent’s business and distributing the proceeds of the court-supervised sale of substantially all of our assets, after which we expect to file a plan of liquidation with the bankruptcy court; and (iii) even though our common stock continues to be quoted on the Pink Sheets, our common stock has no value and our stockholders should not view the trading activity of our common stock on the Pink Sheets or any other market or trading platform as being indicative of the value our stockholders will receive as a part of the chapter 11 cases. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information. Additional risks are detailed in the Parent’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Parent undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB LIQUIDATING INC. f/k/a BLOCKBUSTER INC.

Date: September 28, 2011
	By:	/s/ Bruce W. Lewis
Senior Vice President, Controller and Principal Accounting Officer